THIS AGREEMENT is dated for reference the 28th day of February 2001.

BETWEEN:

             INFORMATION  HIGHWAY.COM,  INC.
             #185,  10751  Shellbridge  Way
             Richmond,  BC  V6X  2W8

             ("IHWY")

                                                               OF THE FIRST PART

AND:

             SMR  INVESTMENTS  LTD./SUSANNE  ROBERTSON
             185  -  10751  Shellbridge  Way
             Richmond,  B.C.  V6X  2W8

             ("SMR"  and  "Sue")

                                                              OF THE SECOND PART

WHEREAS:

     Information Highway.com, Inc. wishes to sell its 100% interest in Pavlik Travel Agency for $125,000 and SMR Investments, Ltd./Susanne Robertson agrees to purchase Pavlik Travel Agency for $125,000 on the following terms and conditions:

1. SMR agrees to pay the Bank of Montreal loan for Information Highway.com, Inc.

2. SMR agrees to option Pavlik Travel Agency back to Information Highway.com, Inc. within a 12 month period for the $125,000 effective the date of this Agreement.


IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.




     /s/  John  Robertson                           /s/  John  Robertson
-------------------------------               -------------------------------
INFORMATION  HIGHWAY.COM,  INC.                    SMR  INVESTMENTS,  LTD.



     /s/  Susanne  Robertson
-------------------------------
SUSANNE  ROBERTSON


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